UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) — August 9, 2016

Plains All American Pipeline, L.P.

(Exact name of registrant as specified in its charter)

DELAWARE	1-14569	76-0582150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Clay Street, Suite 1600, Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

713-646-4100

Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01          Other Events

On August 9, 2016, Plains All American Pipeline, L.P. (the “Partnership”) filed a prospectus supplement (the “Prospectus Supplement”) to the prospectus dated October 7, 2015 relating to the issuance and sale from time to time of common units representing limited partner interests in the Partnership (the “Units”) through one or more of the Partnership’s sales agents pursuant to the terms of an equity distribution agreement dated August 22, 2014 (the “EDA”) between the Partnership and such sales agents. The EDA was previously filed as an exhibit to a Current Report on Form 8-K that the Partnership filed with the Securities and Exchange Commission on August 22, 2014, and is incorporated into this report by reference. The Prospectus Supplement replaces a previous prospectus supplement filed on August 22, 2014 under the Partnership’s Registration Statement on Form S-3 (No. 333-184135).

Legal opinions relating to the Units are filed herewith as Exhibits 5.1 and 8.1.

ITEM 9.01.       Financial Statements and Exhibits.

(d)         Exhibits

Exhibits	Description
Exhibit 1.1

Equity Distribution Agreement, dated August 22, 2014, between Plains All American Pipeline, L.P. and Citigroup Global Market Inc., Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., SG Americas Securities, LLC, SunTrust Robinson Humphrey, Inc., Tudor, Pickering, Holt & Co. Securities, Inc., UBS Securities LLC, USCA Securities LLC and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.1 to our Current Report on Form 8-K filed on August 22, 2014).

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS ALL AMERICAN PIPELINE, L.P.

Date: August 9, 2016	By:	PAA GP LLC, its general partner

	By:	Plains AAP, L.P., its sole member

	By:	Plains All American GP LLC, its general partner

	By:	/s/ Chris Herbold
		Name:	Chris Herbold
		Title:	Vice President - Accounting and Chief Accounting Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 1.1

Equity Distribution Agreement, dated August 22, 2014, between Plains All American Pipeline, L.P. and Citigroup Global Market Inc., Barclays Capital Inc., BB&T Capital Markets, a division of BB&T Securities, LLC, BMO Capital Markets Corp., Deutsche Bank Securities Inc., J.P. Morgan Securities LLC, Jefferies LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Mitsubishi UFJ Securities (USA), Inc., Mizuho Securities USA Inc., Morgan Stanley & Co. LLC, Raymond James & Associates, Inc., RBC Capital Markets, LLC, Robert W. Baird & Co. Incorporated, Scotia Capital (USA) Inc., SG Americas Securities, LLC, SunTrust Robinson Humphrey, Inc., Tudor, Pickering, Holt & Co. Securities, Inc., UBS Securities LLC, USCA Securities LLC and Wells Fargo Securities, LLC (incorporated by reference to Exhibit 1.1 to our Current Report on Form 8-K filed on August 22, 2014).

Exhibit 5.1	Opinion of Vinson & Elkins L.L.P. regarding legality of the Units.

Exhibit 8.1	Opinion of Vinson & Elkins L.L.P. regarding tax matters.

Exhibit 23.1	Consent of Vinson & Elkins L.L.P. (included in Exhibits 5.1 and 8.1).